Exhibit 99.1

Whole Earth Brands, Inc. Announces CEO Transition Plan

Albert Manzone Stepping Down as CEO; Michael Franklin to Serve as Interim CEO

Reaffirms Full Year 2022 Guidance

Chicago, Illinois – December 12, 2022 – Whole Earth Brands, Inc. (the “Company”) (Nasdaq: FREE) a global food company enabling healthier lifestyles through premium plant-based sweeteners, flavor enhancers and other foods, today announced that Chief Executive Officer Albert Manzone will step down as CEO and member of the Whole Earth Brands Board of Directors (the “Board”) to pursue other business opportunities, effective January 1, 2023. The Board has appointed Michael Franklin to serve as the Company’s Interim Chief Executive Officer, effective January 1, 2023. Mr. Franklin currently serves on the Company’s Board of Directors. After January 1, 2023, Mr. Manzone will assist the Company and Mr. Franklin in the orderly transition through February 28, 2023.

“On behalf of the Board, we thank Albert Manzone for his service to Whole Earth Brands over the last seven years, including his contributions in taking Whole Earth Brands public and leading the Company through the unprecedented challenges of the pandemic,” stated Irwin D. Simon, Executive Chairman. “Since Michael’s appointment to the Board in August, he has immersed himself in the business and has made excellent contributions – his objective approach and experience working with organizations and their people to enhance operational efficiencies and focus on long-term value creation made him an ideal candidate for the Interim CEO position and we look forward to his future contributions.”

Mr. Manzone stated, “I am very proud of what our team at Whole Earth Brands has been able to accomplish, and I am confident in their ability to drive continued growth in the exciting sweetener category. I have enjoyed working with Mr. Franklin since he joined the Board and I look forward to assisting him as he transitions into his new role. I’m grateful to have had the opportunity to lead this great Company and wish the team continued success.”

Mr. Franklin commented, “Whole Earth Brands has an impressive portfolio of brands and an experienced team. I look forward to working with our leadership team and our dedicated employees around the world during this transition to continue building momentum with our leading brands while addressing opportunities in adjacent categories. I firmly believe in the long-term potential of this Company and our ability to deliver value for shareholders.”

Mr. Franklin added, “Looking ahead, the business remains well positioned heading into 2023. Through a combination of organic revenue growth, driven by new innovation and distribution, and our unrelenting focus on productivity, we continue to expect to generate positive free cash flow next year and improve our capital structure.”

In addition to serving on the Whole Earth Brands Board of Directors since August 2022, Mr. Franklin is currently a Partner at Mariposa Capital LLC (“Mariposa”), a Miami-based family investment firm focused on long-term value creation across various industries, including consumer packaged goods. In his role at Mariposa, Mr. Franklin actively supports operational improvements and M&A execution across a portfolio of companies. Mr. Franklin serves as a board member of Royal Oak Enterprises LLC and Curio Brands Holdings LLC. Prior to joining Mariposa, Mr. Franklin served as a private investor at Viking Global Investors LP. He started his career in investment banking at Centerview Partners LLC. Mr. Franklin holds a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School of Business.

Reiterates 2022 Guidance

The Company reaffirms its fiscal year 2022 guidance provided on November 9, 2022.

About Whole Earth Brands

Whole Earth Brands is a global food company enabling healthier lifestyles and providing access to premium plant-based sweeteners, flavor enhancers and other foods through our diverse portfolio of trusted brands and delicious products, including Whole Earth Sweetener®, Wholesome®, Swerve®, Pure Via®, Equal® and Canderel®. With food playing a central role in people’s health and wellness, Whole Earth Brands’ innovative product pipeline addresses the growing consumer demand for more dietary options, baking ingredients and taste profiles. Our world-class global distribution network is the largest provider of plant-based sweeteners in more than 100 countries with a vision to expand our portfolio to responsibly meet local preferences. We are committed to helping people enjoy life’s everyday moments and the celebrations that bring us together. For more information on how we “Open a World of Goodness®,” please visit www.WholeEarthBrands.com.

Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Whole Earth Brands, Inc. and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management.

Forward-looking statements may be accompanied by words such as “ability,” “believe,” “can,” “continue,” “could,” “drive,” “expect,” “future,” “guidance,” “growth,” “improve,” “looking ahead,” “long-term,” “may,” “new,” “opportunity,” “plan,” “potential,” “will,” or similar words, phrases or expressions. Examples of forward-looking statements include, but are not limited to, the statements made by Messrs. Simon, Manzone and Franklin, and our 2022 guidance. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to identify and complete acquisitions or divestitures and our level of success in integrating acquisitions; risks arising from the ongoing Russia-Ukraine war and related economic disruptions; extensive, evolving, and new governmental regulations on our business that impact the way the Company operates, including but not limited to the potential impact on our sales, operations and supply chain; adverse changes in the global or regional general business, political and economic conditions, including the impact of continuing uncertainty and instability in certain countries, that could affect our global markets and the potential adverse economic impact and related uncertainty caused by these items; the extent of the impact of the COVID-19 pandemic, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, and the extent of the impact of the COVID-19 pandemic on overall demand for the Company’s products; local, regional, national, and international economic conditions that have deteriorated as a result of the COVID-19 pandemic, including the risks of a global recession or a recession in one or more of the Company’s key markets, and the impact they may have on the Company and its customers and management’s assessment of that impact; the impact of the COVID-19 pandemic on the Company’s suppliers, including disruptions and inefficiencies in the supply chain; and the Company’s ability to offset rising costs through pricing and productivity effectively.

These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These statements are subject to the risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 14, 2022, and the Company’s most recent Quarterly Report on Form 10-Q, as filed with the SEC on November 9, 2022.

You are cautioned not to place undue reliance upon any forward-looking statements, which are based only on information currently available to the Company and speak only as of the date made. The Company undertakes no commitment to publicly update or revise the forward-looking statements, whether written or oral that may be made from time to time, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Investor Relations Contacts:
Whole Earth Brands
312-840-5001
investor@wholeearthbrands.com

ICR
Jeff Sonnek
646-277-1263
jeff.sonnek@icrinc.com